SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant /  /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                       IDAHO POWER COMPANY
         (Name of Registrant as Specified In Its Charter)
_______________________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/  / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
/  / $500 per each party to the controversy pursuant to
     Exchange Act Rule 14a-6(i)(3).
/  / Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction
        applies:
          _________________________________________

     2) Aggregate number of securities to which transaction
        applies:
          __________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
        0-11: (1)

    4) Proposed maximum aggregate value of transaction:
         _____________________________________________

    5) Total fee paid:
         _____________________________________________

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

/X / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
           _____________________________________

     2) Form, Schedule or Registration Statement No.:
          ______________________________________

     3) Filing Party:
          ______________________________________

     4) Date Filed:
          ______________________________________

                                   April 11, 1996



Dear Shareholder:

          As an Idaho Power Company shareholder, you may have received proxy solicitation materials from the United Food and Commercial Workers Local 99R (UFCW). The UFCW solicitation seeks your proxies and approval of a resolution recommending the Company extend its policy of confidential voting. This solicitation has nothing to do with Idaho Power Company. Rather, this solicitation is an attempt to embroil the Company in a labor dispute between Albertson's, Inc., and the UFCW in the State of Arizona.

         DO NOT SIGN OR RETURN THE UFCW's PROXY CARD--
                     SIMPLY THROW IT AWAY.

          Albertson's is a large national grocery chain headquartered in Boise with 29 stores located in the State of Arizona. Despite repeated efforts, the UFCW has been unsuccessful in organizing 28 of the Albertson's stores located in the State of Arizona. The UFCW is now trying to pressure the Company (and others) to influence Albertson's in its dispute with the UFCW. As part of its ongoing campaign, the UFCW is apparently employing a tactic of harassing companies who have an officer or a director who is also an officer or director of Albertson's. John B. Carley, Chairman of the Executive Committee of Albertson's Board, who recently retired as President and Chief Operating Officer of Albertson's, is a Director of the Company and a nominee for election at the Annual Meeting. The UFCW has sent a letter to some Company Directors asking that the Company remove Mr. Carley from the Board. Your Board of Directors believes that Mr. Carley has made significant contributions to the Company and has renominated him for election at the Annual Meeting. The UFCW has taken a similar approach with a number of other companies including Questar Corporation, Heritage Media Corporation, Manville Corporation, Pope & Talbot, Pier One Imports, Portland General Corporation and U. S. West.

          AS A COMPANY SHAREHOLDER, YOU SHOULD ASK YOURSELF WHETHER THE UFCW'S SOLICITATION IS MOTIVATED TO BENEFIT SHAREHOLDERS OF THE COMPANY OR WHETHER THE UFCW IS PURSUING AN INDEPENDENT AGENDA. The UFCW became a record owner of 100 shares of Company common stock only recently--on February 21, 1996. We believe that the UFCW is abusing the annual meeting/proxy solicitation process to influence a labor dispute that does not involve your Company in any way.

          THE COMPANY DOES NOT BELIEVE THAT A CHANGE IN ITS CONFIDENTIAL VOTING POLICY IS NECESSARY. The Company instituted a confidential voting policy commencing with the 1993 annual meeting. The policy is set forth in the Company's proxy statement, and the policy, including the exceptions, is consistent with those confidential voting policies adopted by other companies and advocated by major institutional investors and other unions. The vast majority of American corporations do not even have confidential voting policies.

          The UFCW IS NOT concerned about the Company, its policies or shareholders. The UFCW is concerned ONLY about its dispute with Albertson's and its own self-interest in obtaining additional union membership. The effect on the Company is the extra time, effort and money expended to respond to the UFCW's proxy solicitation.

     We strongly urge you NOT to sign or return the UFCW'S gold proxy card. Do not mark anything on it--simply throw it away. If you have already signed and returned the UFCW's gold proxy card, you have every right to change your mind. Only your latest dated card will count. You may revoke any earlier gold card by signing, dating and mailing the enclosed WHITE proxy card.

          We DO ask you to sign, date and return the accompanying Idaho Power WHITE proxy card, voting FOR the Board of Directors nominees, FOR Deloitte & Touche as auditors and AGAINST the UFCW proposal. EVEN IF YOU HAVE PREVIOUSLY RETURNED THE IDAHO POWER WHITE PROXY CARD, YOU SHOULD MARK AND RETURN THE NEW IDAHO POWER WHITE PROXY CARD.

          If you have any questions, please contact our solicitor, Beacon Hill Partners, Inc., at 1-800-854-9486.


                                   Very respectfully,

                                   (Joseph W. Marshall)



                                   Joseph W. Marshall
                                   Chairman of the Board and CEO

                            PROXY
                     IDAHO POWER COMPANY
                ANNUAL MEETING OF SHAREHOLDERS
                         MAY 1, 1996

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS MARKED AND, IF NOT
MARKED, WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES
LISTED IN THE PROXY STATEMENT, "FOR" PROPOSAL (2) AND "AGAINST"
PROPOSAL (3).

The undersigned hereby appoints Joseph W. Marshall and Robert
W. Stahman, and each of them, proxies with full power of substitution to vote for the undersigned at the Annual
Meeting of Shareholders of Idaho Power Company, and at any adjournments thereof, on the matters set forth in the Proxy
Statement and such other matters as may come before the meeting; and hereby directs that this proxy be voted in accordance with the instructions herein. The undersigned hereby revokes all proxies heretofore given by the undersigned relating to the Annual Meeting.

PLEASE DATE, SIGN AND PROMPTLY MAIL IN THE SELF-ADDRESSED RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE SO INDICATE FOLLOWING YOUR SIGNATURE IF YOU ARE SIGNING IN REPRESENTATIVE CAPACITY. IF SHARES ARE HELD JOINTLY, BOTH OWNERS SHOULD SIGN.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS
REGARDING:

(1) ELECTION OF DIRECTORS:  ROGER L. BREEZLEY, JOHN B.
CARLEY, JACK K. LEMLEY, EVELYN LOVELESS

         FOR                             WITHHOLD
All nominees listed above  / /    Authority to vote for  / /
(except as marked to the          all nominees on the
contrary below)                   reverse side

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

_________________________________________________________

(2) Proposal to ratify the selection of Deloitte & Touche LLP as Independent Auditor

          FOR / /    AGAINST / /    ABSTAIN / /

If you wish to have any comments forwarded to the Company, you must mark this box and then write your comments on the reverse side of this form. / /

The Board of Directors Recommends a vote AGAINST the following shareholder proposal:

(3) Shareholder proposal regarding confidential voting.

          FOR / /    AGAINST / /    ABSTAIN / /

Special Action

Discontinue Annual Report mailing for this account:  / /


______________     ___________     PLEASE MARK ALL CHOICES
ACCOUNT NUMBER       SHARES        LIKE THIS /X/

SIGNATURE _________________________     DATE __________

SIGNATURE _________________________     DATE __________